                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               Atmel Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                            [ATMEL CORPORATION LOGO]




                               ATMEL CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 3, 2000



To The Stockholders:

        Our Annual Meeting of Stockholders will be held on Wednesday, May 3, 2000 at 2:00 p.m., local time, at our offices located at 2325 Orchard Parkway, San Jose, California 95131, for the following purposes:

        1. To elect five (5) directors to serve for the ensuing year and until their successors are elected;

        2. To ratify the appointment of PricewaterhouseCoopers L.L.P. as our independent accountants for the year ending December 31, 2000; and

        3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        Only stockholders of record at the close of business on March 3, 2000 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

        All stockholders are cordially invited to attend the meeting, however, whether or not you plan to attend the meeting, please complete, sign, date and promptly return the accompanying proxy in the enclosed postage-prepaid envelope. You may revoke your proxy at any time prior to the meeting. If you decide to attend the meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.



                                             FOR THE BOARD OF DIRECTORS



                                             Mark A. Bertelsen
                                             Secretary

San Jose, California
March 17, 2000

                                ATMEL CORPORATION

                                 PROXY STATEMENT

                               -------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING


GENERAL

        These proxy materials are furnished in connection with the solicitation of proxies by our Board of Directors, for the Annual Meeting of Stockholders to be held on Wednesday, May 3, 2000, at 2:00 p.m., local time, or at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The meeting will be held at our offices located at 2325 Orchard Parkway, San Jose, California 95131. When proxies are properly executed, dated and returned, and not later revoked, the shares they represent will be voted at the meeting in accordance with the instructions of the stockholder. If no specific instructions are provided, the shares will be voted as recommended by our Board of Directors. If any other matters are properly presented for consideration at the meeting or any adjournments or postponements thereof, the proxy holders will have discretion to vote on these matters. We do not currently anticipate that any other matters will be raised at the meeting.

        These proxy materials and the Annual Report to Stockholders for the year ended December 31, 1999, including financial statements, were first mailed on or about March 17, 2000, to all stockholders entitled to vote at the meeting.

RECORD DATE AND VOTING SECURITIES

        Stockholders of record at the close of business on March 3, 2000, are entitled to notice of and to vote at the meeting. At the record date, 221,080,889 shares of our common stock were issued and outstanding, and no shares of our preferred stock were outstanding.

REVOCABILITY OF PROXIES

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to us (Attention:
Investor Relations, 2325 Orchard Parkway, San Jose, California 95131) a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

EXPENSES OF SOLICITATION

        We will bear the entire cost of proxy solicitation, including preparation, assembly, printing and mailing of this proxy statement, the proxy, and any additional materials furnished to stockholders. Copies of proxy solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names which are beneficially owned by others to forward to such beneficial owners. In addition, we may reimburse such persons for their cost of forwarding the solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by one or more of telephone, telegram, facsimile, or personal solicitation by our directors, officers, or regular employees. No additional compensation will be paid for such services. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be material.

QUORUM; REQUIRED VOTE; ABSTENTIONS AND BROKER NON-VOTES

        A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at the meeting. If a quorum is present, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be required to approve any matter presented at the meeting. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy. We intend to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business. We will include abstentions in the calculation of shares entitled to vote with respect to each proposal, but we will not count broker non-votes in the calculation of shares entitled to vote with respect to each proposal.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

        Stockholders interested in submitting a proposal for inclusion in the proxy materials for our 2001 annual meeting may do so by submitting such proposal in writing to our offices located at 2325 Orchard Parkway, San Jose, California 95131, Attn: Mike Ross, Vice President and General Counsel. To be eligible for inclusion, stockholder proposals must be received by our Vice President and General Counsel no later than November 18, 2000. If we are not notified of a stockholder proposal by February 10, 2001, then the proxies held by our management may provide the discretion to vote against such stockholder proposal, even though such proposal is not discussed in the proxy statement. Our bylaws also establish an advanced notice procedure with regard to certain matters, including nominations of persons for election to the board of directors and stockholder proposals not included in our proxy statement, to be brought before an annual meeting of stockholders. Stockholder proposals, including the nomination of a person for election to the board of directors, may not be brought before the meeting unless, among other things: (1) the proposal contains certain information specified in the bylaws, and (2) the proposal is received by us not less than 120 days prior to the first anniversary of the preceeding year's annual meeting. These requirements are separate from and in addition to the SEC's requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement. A copy of the full text of these bylaw provisions may be obtained by writing to our Vice President and General Counsel at the address above.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS


NOMINEES

        A board of five (5) directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five (5) nominees named below, all of whom are presently our directors. In the event that any such nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible and, in such event, the specific nominees to be voted for will be determined by the proxy holders. We are not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next annual meeting of stockholders or until his successor has been elected and qualified.

        The names of the nominees and certain information about them are set forth below:


                                                                                                             DIRECTOR
NAME OF NOMINEE            AGE                             PRINCIPAL OCCUPATION                                SINCE
---------------            ---                             --------------------                              --------
George Perlegos             50             President, Chief Executive Officer and Chairman of the              1984
                                           Board, Atmel Corporation
Gust Perlegos               52             Executive Vice President, General Manager,                          1985
                                           Atmel Corporation
Tsung-Ching Wu              49             Executive Vice President, Technology,                               1985
                                           Atmel Corporation
Norm Hall                   46             Managing Partner, Alliant Partners                                  1992
T. Peter Thomas             53             General Partner, Institutional Venture Partners                     1987

        George Perlegos has served as President, Chief Executive Officer and Chairman of the Board since our inception in 1984. George Perlegos holds degrees in electrical engineering from San Jose State University (B.S.) and Stanford University (M.S.). George Perlegos is a brother of Gust Perlegos.

        Gust Perlegos has served as Vice President, General Manager and a director since January 1985 and as Executive Vice President since January 1996. Gust Perlegos holds degrees in electrical engineering from San Jose State University (B.S.), Stanford University (M.S.) and Santa Clara University (Ph.D.). Gust Perlegos is a brother of George Perlegos.

        Tsung-Ching Wu has served as a director since January 1985, as Vice President, Technology since January 1986 and as Executive Vice President since January 1996. Mr. Wu holds degrees in electrical engineering from the National Taiwan University (B.S.), the State University of New York at Stony Brook (M.S.) and the University of Pennsylvania (Ph.D.).

        Norm Hall has served as a director of Atmel since August 1992. He is currently Managing Partner of Alliant Partners, an investment banking firm, which position he has held since 1990. From 1988 to 1990, he worked for Berkeley International Capital Corporation, a venture capital firm. Prior to 1988, Mr. Hall worked at Intel Corporation. Mr. Hall also serves as a director of White Electronic Designs, Inc.

        T. Peter Thomas has served as a director of Atmel since December 1987. Mr. Thomas is a general partner of Institutional Venture Management. Mr. Thomas has held this position since November 1985. Mr. Thomas also serves as a director of Telcom Semiconductor, Inc.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS

        Directors are elected by a plurality of votes cast. Votes withheld and broker non-votes are not counted toward a nominee's total.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE NOMINEES SET FORTH HEREIN.

BOARD MEETINGS AND COMMITTEES

        Our Board of Directors held a total of eleven (11) meetings during 1999. Each director attended an average of 89% of the meetings of the Board of Directors and meetings of the committees, if any, upon which such director served. The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors has no nominating committee nor any committee performing similar functions.

        The Compensation Committee currently consists of directors Hall and Thomas, and met once during 1999. This Committee reviews and approves the our executive compensation policies, including the salaries and target bonuses of our executive officers, and administers our incentive stock plans.

        The Audit Committee currently consists of directors Hall and Thomas, and met twice during 1999. The Audit Committee recommends the engagement of our independent accountants, and is primarily responsible for approving the services performed by the independent accountants and for reviewing and evaluating our accounting principles and our internal accounting controls.

DIRECTOR COMPENSATION

        Directors are not compensated for service on the Board of Directors or any Committee thereof. Mr. Hall and Mr. Thomas each received an option to purchase 20,000 shares of our common stock on July 16, 1999.

SECURITY OWNERSHIP

        The following table sets forth certain information with respect to beneficial ownership of our common stock as of December 31, 1999 by (i) each beneficial owner of more than 5% of our common stock, (ii) our Chief Executive Officer and each of the four other most highly compensated executive officers (collectively, the "Named Officers"), (iii) each director and (iv) all directors and executive officers as a group. The information on beneficial ownership in the table and the footnotes hereto is based upon our records and the most recent
Schedule 13D or 13G filed by each such person or entity and information supplied to us by such person or entity. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.


                                                                                                          APPROXIMATE
                                                                             COMMON STOCK                   PERCENT
BENEFICIAL OWNER                                                         BENEFICIALLY OWNED            BENEFICIALLY OWNED
----------------                                                         ------------------            ------------------
George Perlegos (1)                                                           16,632,050                     8.23%
Gust Perlegos (2)                                                              7,465,308                     3.69%
Tsung-Ching Wu (3)                                                             4,626,386                     2.29%
Donald Colvin (4)                                                                 97,429                        *
B. Jeffrey Katz (5)                                                              662,647                        *
Mikes Sisois (6)                                                                 753,254                        *
Norm Hall (7)                                                                     85,666                        *
T. Peter Thomas (8)                                                               35,283                        *
All directors and executive officers as a group (8 persons) (9)               30,358,023                    15.02%

-----------------------

*       Less than one percent of the outstanding common stock.

(1) The address for George Perlegos is 2325 Orchard Parkway, San Jose, California 95131.

(2) Includes 264,688 issuable under stock options exercisable within 60 days of December 31, 1999.

(3) Includes 205,630 issuable under stock options exercisable within 60 days of December 31, 1999.

(4) Includes 97,333 issuable under stock options exercisable within 60 days of December 31, 1999.

(5) Includes 298,333 issuable under stock options exercisable within 60 days of December 31, 1999.

(6) Includes 84,324 issuable under stock options exercisable within 60 days of December 31, 1999.

(7) Includes 85,666 issuable under stock options exercisable within 60 days of December 31, 1999.

(8) Includes 27,083 issuable under stock options exercisable within 60 days of December 31, 1999.

(9) Includes 1,063,057 issuable under stock options exercisable within 60 days of December 31, 1999.

EXECUTIVE COMPENSATION

        The following table sets forth all compensation received for services rendered to Atmel in all capacities, for the three years ended December 31, 1999, by the Named Officers:



                           SUMMARY COMPENSATION TABLE



                                                                                                                    LONG-TERM
                                                                                                                  COMPENSATION
                                                                                                                      AWARDS
                                                                              ANNUAL COMPENSATION                ----------------
                                                                         --------------------------------        NUMBER OF SHARES
                                                                                                                    UNDERLYING
NAME AND PRINCIPAL POSITION                            YEAR              SALARY ($)             BONUS ($)              OPTIONS
---------------------------                            ----              ----------             ---------        ----------------
George Perlegos                                        1999               324,389                80,563                    --
   President and Chief Executive Officer               1998               311,905                22,952                    --
                                                       1997               300,630               130,881                    --

Gust Perlegos                                          1999               282,932                70,258                    --
   Executive Vice President, General                   1998               272,155                20,027                    --
   Manager                                             1997               262,330               114,209                80,000

Tsung-Ching Wu                                         1999               257,140                64,136                    --
   Executive Vice President, Technology                1998               243,800                17,940                    --
                                                       1997               235,000               102,310                80,000

Donald Colvin (1)                                      1999               214,968                53,388                60,000
  Vice President, Finance and                          1998               159,814                    --               136,000
   Chief Financial Officer                             1997               138,244                17,505                16,000

B. Jeffrey Katz                                        1999               199,225                49,369                10,000
   Vice President of Marketing                         1998               192,920                14,196                    --
                                                       1997               185,920                80,938                40,000

Mikes Sisois                                           1999               199,225                49,369                40,000
   Vice President of Planning and                      1998               192,920                14,196                    --
   Information Systems                                 1997               185,920                80,938                40,000


--------------------

(1) Donald Colvin's compensation for 1997 and 1998 was paid in French francs, and is presented in the table above in U.S. dollars based on the exchange rate as of December 31, 1999, which was 6.518 French francs to
        1.00 U.S. dollar.

OPTION GRANTS

        The following table sets forth certain information with respect to stock options granted to each of the Named Officers during the year ended December 31, 1999. In accordance with the rules of the Securities and Exchange Commission, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent our estimate of future stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock.

                        OPTION GRANTS IN LAST FISCAL YEAR



                                          INDIVIDUAL GRANTS                                         POTENTIAL REALIZABLE
                      ------------------------------------------------------------------              VALUE AT ASSUMED
                                           % OF TOTAL                                               ANNUAL RATES OF STOCK
                         NUMBER OF             OPTIONS                                             PRICE APPRECIATION FOR
                           SHARES             GRANTED TO       EXERCISE                                  OPTION TERM
                         UNDERLYING           EMPLOYEES        PRICE PER      EXPIRATION         --------------------------
   NAME               OPTIONS GRANTED      IN FISCAL YEAR        SHARE            DATE              5%                10%
   ----               ---------------      --------------      ---------      ----------         --------          --------
George Perlegos                --                 --                 --               --               --                --
Gust Perlegos                  --                 --                 --               --               --                --
Tsung-Ching Wu                 --                 --                 --               --               --                --
Donald Colvin              20,000                .93%          $  7.344          2/12/09         $ 92,370          $234,083
                           40,000               1.86%            15.656          7/16/09          393,847           998,084
B. Jeffrey Katz            10,000                .47%            15.656          7/16/09           98,462           249,521
Mikes Sisois               40,000               1.86%            11.813          6/11/09          297,153           753,043



OPTION EXERCISES AND HOLDINGS

        The following table provides information with respect to option exercises in 1999 by the Named Officers and the value of such officers' unexercised options at December 31, 1999.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES



                                                         NUMBER OF SHARES UNDERLYING               VALUE OF UNEXERCISED
                                                            UNEXERCISED OPTIONS AT               IN-THE-MONEY OPTIONS AT
                         SHARES                                 FISCAL YEAR-END                     FISCAL YEAR-END (2)
                      ACQUIRED ON        VALUE          ---------------------------------     ---------------------------------
NAME                    EXERCISE       REALIZED(1)      EXERCISABLE         UNEXERCISABLE     EXERCISABLE         UNEXERCISABLE
----                  -----------      -----------      -----------         -------------     -----------         -------------
George Perlegos            --              --                  --                  --                  --                  --
Gust Perlegos              --              --             254,682              51,672          $5,780,386          $  927,722
Tsung-Ching Wu             --              --             195,636              51,660           4,160,245             927,459
Donald Colvin              --              --              92,667             103,333           2,357,628           2,123,737
B. Jeffrey Katz            --              --             295,000              35,000           7,691,165             573,437
Mikes Sisois               --              --              79,324              40,000           1,571,349             708,125


-------------------------

(1) Market value of underlying securities on date of exercise, minus the exercise price.

(2) Market value of unexercised options is based on the last reported sales price of our common stock on the Nasdaq National Market of $29.563 per share on December 31, 1999 (the last trading day for fiscal 1999), minus the exercise price.

                      REPORT OF THE COMPENSATION COMMITTEE


        The Compensation Committee of the Board of Directors generally reviews and approves our executive compensation policies, including the base salary levels and target incentives for our executive officers at the beginning of each year, and approves the performance objectives of the officers in their areas of responsibility. The Compensation Committee also administers our stock plans, including our 1996 Stock Plan and our 1991 Employee Stock Purchase Plan. No member of the Compensation Committee is a former or current officer or employee of Atmel or any of its subsidiaries. Meetings of the Compensation Committee are also attended by George Perlegos, our President and Chief Executive Officer, who provides background and market information and make recommendations to the Compensation Committee on salary levels, officer performance objectives and corporate financial goals. However, Mr. Perlegos is not entitled to vote on any actions taken by the Compensation Committee.

COMPENSATION POLICIES

        Our policy is that a substantial portion of each officer's annual compensation should be based upon our financial performance. The Compensation Committee establishes the salary of each officer primarily by considering the salaries of officers in similar positions with ten comparably-sized companies in the semiconductor industry (the "Benchmark Group"). Such group is subject to change from year to year based on management's assessment of comparability. In setting base compensation, we strive to achieve compensation levels for each officer within 25% of the average salaries paid by the Benchmark Group. The Compensation Committee further adjusts the salaries of our officers based on our financial performance during the past year and on each officer's performance against the objectives related to his area of responsibility, which objectives were established at the beginning of the prior year. The base salary increases for our executive officers in 1999 set forth in the Summary Compensation Table reflect the analysis by management and the Compensation Committee of the salary levels paid by members of Benchmark Group and our performance in 1999.

        Under our executive bonus plan, executive officers may receive a substantial percentage of their base salary in bonus payments, based on quarterly financial performance by us compared to pre-tax income targets established by the Board of Directors at the beginning of the year in connection with the adoption of our operating plan.

        The Compensation Committee considers granting stock options to executive officers based upon a number of factors, including such officer's responsibilities and relative position, any changes in such officer's responsibility and position, and such officer's equity interest in the form of stock and options held by such individual, and the extent to which existing options remain unvested. All options are granted at the current market price of our common stock on the date of grant and options generally vest over four years.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

        The Compensation Committee uses the same factors and criteria described above for compensation decisions regarding the Chief Executive Officer. In particular, in 1999, Mr. Perlegos' compensation was well below the average compensation of chief executive officers in the Benchmark Group. Mr. Perlegos' bonus for 1999 was also determined under our executive bonus plan.

        T. Peter Thomas,                        Norm Hall,
        Member, Compensation Committee          Member, Compensation Committee

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee consists of directors Hall and Thomas. During 1999, we paid Alliant Partners approximately $60,000, in consideration for services rendered in advising us regarding financing, mergers and acquisitions. Mr. Hall, a director of Atmel and a member of the Compensation Committee, is Managing Partner of Alliant Partners.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities Exchange Commission. Such officers, directors and 10% stockholders are also required by the Securities and Exchange Commission rules to furnish us with copies of all
Section 16(a) forms they file.

        Based solely on our review of copies of such forms received, or written representations from certain reporting persons that no filings were required for such persons, we believe that, during the year ended December 31, 1999, all
Section 16(a) filing requirements applicable to our executive officers and directors were complied with.


                                  PROPOSAL TWO

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        The Board of Directors has selected PricewaterhouseCoopers L.L.P., independent accountants, to audit our consolidated financial statements for the year ending December 31, 2000. PricewaterhouseCoopers L.L.P. has audited our financial statements since the year ended 1985.

        Representatives of PricewaterhouseCoopers L.L.P. are expected to be present at the meeting and will have an opportunity to make a statement if they so desire. The representatives are also expected to be available to respond to appropriate questions from the stockholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS L.L.P. AS INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1999. IN THE EVENT OF A NEGATIVE VOTE ON SUCH RATIFICATION, THE BOARD OF DIRECTORS WILL RECONSIDER ITS SELECTION.


                                  OTHER MATTERS

        We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.



                                                THE BOARD OF DIRECTORS


Dated:  March 17, 2000

PERFORMANCE GRAPH

        The following graph shows a comparison of cumulative total stockholder return, calculated on a dividend reinvested basis, for Atmel Corporation, Technology - 500 and the S&P 500 Index. The graph assumes that $100 was invested in Atmel's common stock, Technology - 500 and the S&P 500 Index from the date of December 31, 1994 through the 1999 year end. Historic stock price performance is not necessarily indicative of future stock price performance.






                              [PERFORMANCE GRAPH]








                          12/31/94       12/31/95       12/31/96       12/31/97       12/31/98       12/31/99
                          --------       --------       --------       --------       --------       --------
Atmel Corporation            100            134            198            111             91            353
S&P 500 Index                100            138            169            226            290            351
Technology - 500             100            144            204            258            446            781

                            [ATMEL CORPORATION LOGO]










                                                                      4690-PS-00

                                ATMEL CORPORATION
--------------------------------------------------------------------------------


                       2000 ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 3, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


        The undersigned stockholder of Atmel Corporation, a Delaware corporation, hereby acknowledges receipt of the 2000 Annual Report on Form 10-K, and receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated March 17, 2000, and hereby appoints George Perlegos and Mike Ross, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2000 Annual Meeting of Stockholders of Atmel Corporation to be held on May 3, 2000 at 2:00 p.m., local time, at Atmel Corporation, 2325 Orchard Parkway, San Jose, California 95131 and at any adjournments or postponements thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

        THIS PROXY WILL BE VOTED AS DIRECTED OR IF NO CONTRARY DIRECTION IS INDICATED WILL BE VOTED FOR THE ELECTION OF THE SPECIFIED NOMINEES AS DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSE COOPERS L.L.P. AS INDEPENDENT ACCOUNTANTS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE


--------------------------------------------------------------------------------

[ ]                                                               PLAN TO ATTEND
   --------------------------                                          THE
        ACCOUNT NUMBER                                               MEETING
                                                                        [ ]
                                  PLEASE MARK YOUR CHOICE LIKE

                                   THIS - IN BLUE OR BLACK INK
---------------------------------
          COMMON

Proposal 1 -   Election of directors
               Nominees: George Perlegos, Gust Perlegos, Tsung-Ching Wu, Norm
               Hall and T. Peter Thomas

       FOR        WITHHELD

       [ ]          [ ]           [ ]
                                     -------------------------------------------
                                     FOR all  nominees  except  as noted above.


Proposal 2 -   Proposal to ratify the appointment of
               PricewaterhouseCoopers L.L.P. as the independent accountants of Atmel Corporation for 2000.


            FOR                   AGAINST              ABSTAIN

            [ ]                     [ ]                   [ ]


IN THEIR DISCRETION UPON SUCH OTHER MATTER OR MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(This proxy should be marked, dated and signed by the stockholder(s) exactly as such stockholder's name appears hereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

                                     Signature:
                                               ---------------------------------

                                     Date:
                                          --------------------------------------

                                     Signature:
                                               ---------------------------------

                                     Date:
                                          --------------------------------------

                                     [ ]  Mark here for address change and
                                          note at left.